UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of The
                       Securities Exchange Act of 1934

 October 3, 2008
 Date of Report (Date of earliest event reported):


 Structured Adjustable Rate Mortgage Loan Trust, Series 2008-1
 (Exact name of issuing entity as specified in its charter)


 Lehman Brothers Holdings Inc.
 (Exact name of sponsor as specified in its charter)


 Structured Asset Securities Corporation
 (Exact name of depositor as specified in its charter)



 Delaware                333-139693-23              74-2448058
 (State or other          (Commission               (IRS Employer
 jurisdiction              File Number)             Identification No.)
 of incorporation)


 745 Seventh Avenue
 13th Floor
 New York, NY                                                   10019
 (Address of principal executive offices)                       (Zip Code)

 (212) 526-7000
 (Registrant's telephone number, including area code)


 No Change
 (Former name or former address, if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


 [ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




 Section 1 - Registrant's Business and Operations

 Item 1.03 - Bankruptcy or Receivership.

On October 3, 2008, Lehman Brothers Special Financing Inc. (the Cap Counterparty and the Swap Counterparty) filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (In re: Lehman Brothers Special Financing Inc., 08-13888, U.S. Bankruptcy Court, Southern District of New York (Manhattan)). Pursuant to Instruction 1 of Item 1.03 to the Securities and Exchange Commission's Current Report on Form 8-K, the voluntary petition is attached to this Current Report as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           99.1 United States Bankruptcy Court Southern District of New York Voluntary Chapter 11 Petition-Lehman Brothers Special Financing Inc.


 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



 Structured Adjustable Rate Mortgage Loan Trust, Series 2008-1
 (Issuing Entity)


 By:   Aurora Loan Services LLC as Master Servicer
 By:  /s/  E Todd Whittemore
 Name:  E Todd Whittemore
 Title: EVP, Master Servicing

 Date:  October 7, 2008


Exhibits

           Exhibit Number       Description

           99.1 United States Bankruptcy Court Southern District of New York Voluntary Chapter 11 Petition-Lehman Brothers Special Financing Inc.